Exhibit 10.67
EXECUTION VERSION
SIXTEENTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This SIXTEENTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 28, 2024, is entered into by and among the following parties:
(i)TRANSDIGM RECEIVABLES LLC, a Delaware limited liability company, as Seller;
(ii)TRANSDIGM INC., a Delaware corporation, as Servicer;
(iii)PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as Purchaser Agent for its Purchaser Group and as Administrator (“PNC”); and
(iv)WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as a Committed Purchaser and as Purchaser Agent for its Purchaser Group.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto and PNC Capital Markets LLC, as structuring agent, have entered into a Receivables Purchase Agreement, dated as of October 21, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
B.    The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:
(a)Section 1(h) of Exhibit III of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
    (h)    Names and Location. The Seller has not used any company names, trade names or assumed names other than its name set forth on the signature pages of this Agreement. The Seller is “located” (as such term is defined in the applicable UCC) in Delaware. As of March 18, 2024, the office where the Seller keeps its records

765032485.4

concerning the Receivables is at the address of such party set forth on Schedule V hereto or such other location provided in writing to the Administrator from time to time.
(b)Schedule IV of the Receivables Purchase Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule IV.
(c)Schedule V of the Receivables Purchase Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule V.
SECTION 2.Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrator, each Purchaser and each Purchaser Agent, as follows:
(a)Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Purchase and Sale Termination Event, an Unmatured Purchase and Sale Termination Event, a Termination Event or an Unmatured Termination Event.
SECTION 3.Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:
(a)The Administrator shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

765032485.4

(b)The Administrator shall have received counterparts of the Third Amendment to the First Tier Purchase and Sale Agreement duly executed by each of the parties thereto.
SECTION 5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 6.GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 7.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

765032485.4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
TRANSDIGM RECEIVABLES LLC,
as Seller

By:	/s/ Jessica L. Warren
Name:	Jessica L. Warren
Title:	Secretary

TRANSDIGM INC.,
as Initial Servicer

By:	/s/ Jessica L. Warren
Name:	Jessica L. Warren
Title:	General Counsel, Chief Compliance Officer and Secretary

Sixteenth Amendment to the
        Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser, as a Purchaser Agent and as Administrator

By:	/s/ Christopher Blaney
Name:	Christopher Blaney
Title:	Senior Vice President

Sixteenth Amendment to the
        Receivables Purchase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:	/s/ Chance Hausler
Name:	Chance Hausler
Title:	Director

Sixteenth Amendment to the
        Receivables Purchase Agreement

SCHEDULE IV
ADDRESSES FOR NOTICES
The Seller:

US Bank Centre
1350 Euclid Avenue, Suite 1600
Cleveland, OH 44115
Attn: Liza Sabol
Tel: 216.706.2945
Email: lizas@transdigm.com

TransDigm:

US Bank Centre
1350 Euclid Avenue, Suite 1600
Cleveland, OH 44115
Attn: Liza Sabol
Tel: 216.706.2945
Email: lizas@transdigm.com

PNC Bank, National Association, as Administrator as a Purchaser Agent and Committed Purchaser:

PNC Bank, National Association
The Tower at PNC Plaza
300 Fifth Avenue, 11th Floor
Pittsburgh, PA 15222
Attention: Brian Stanley
Telephone: 412-768-2001
Facsimile: 412-803-7142
Email: brian.stanley@pnc.com
ABFAdmin@pnc.com

765032485.4	Schedule IV-1

SCHEDULE V
LOCATION OF RECORDS

TransDigm Receivables LLC
US Bank Centre
1350 Euclid Avenue, Suite 1600
Cleveland, OH 44115

    Schedule V-1

765032485.4